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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2004

                               Superior Essex Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-50514                    20-0282396
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

              150 Interstate North Parkway, Atlanta, Georgia 30339
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               (Address of Principal Executive Offices) (Zip Code)

                                 (770) 657-6000
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits:

            99.1  Press release, dated May 5, 2004

Item 12. Results of Operations and Financial Conditions.

      On May 5, 2004, Superior Essex Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SUPERIOR ESSEX INC.
                                   (Registrant)

      May 5, 2004                  /s/ David S. Aldridge
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      Date                         David S. Aldridge
                                   Executive Vice President, Chief Financial
                                   Officer and Treasurer


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